                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2004

                                   ----------


                      DIVERSIFIED SECURITY SOLUTIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                          005-62411                    22-3690168
--------------------------------------------------------------------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File number)                 Identification
Incorporation)                                                No.)


               280 Midland Avenue, Saddle Brook, New Jersey 07668
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (201) 794-6500
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 12. Results of Operations and Financial Conditions

         On May 10, 2004, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended March 31, 2004.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: May 12, 2004                 By:  /s/ Douglas Beck
                                    --------------------------------------------
                                    Douglas Beck
                                    Chief Financial Officer



                                INDEX TO EXHIBITS

Exhibit
Number       Description
99.1         Press Release dated May 10, 2004, announcing the Company's financial results for the quarter ended March 31, 2004 issued by
             Diversified Security Solutions, Inc.